Exhibit g 2 o

Mainstay Group of Funds

February 16, 2018

State Street Bank and Trust Company

1 Iron Street

Boston, MA 02110

Attention: MainStay Group of Funds Client Manager

Re: Amended and Restated Master Delegation Agreement (the “Agreement”)

Ladies and Gentlemen:

Please be advised of the following changes to the MainStay Group of Funds. These changes are reflected in the attached revised Appendix A to the Agreement.

Type of change	Fund name	New Fund name, if applicable	Date of change

Name change	MainStay California Tax Free Opportunities Fund	MainStay MacKay California Tax Free Opportunities Fund	February 28, 2018

Name change	MainStay Common Stock Fund	MainStay MacKay Common Stock Fund	February 28, 2018

Name change	MainStay Convertible Fund	MainStay MacKay Convertible Fund	February 28, 2018

Name change	MainStay Cornerstone Growth Fund	MainStay MacKay Growth Fund	February 28, 2018

Name change	MainStay DefinedTerm Municipal Opportunities Fund	MainStay MacKay DefinedTerm Municipal Opportunities Fund	February 28, 2018

Name change	MainStay Emerging Markets Debt Fund	MainStay MacKay Emerging Markets Debt Fund	February 28, 2018

Name change	MainStay Emerging Markets Equity Fund	MainStay MacKay Emerging Markets Equity Fund	February 28, 2018

Name change	MainStay Government Fund	MainStay MacKay Government Fund	February 28, 2018

Name change	MainStay High Yield Corporate Bond Fund	MainStay MacKay High Yield Corporate Bond Fund	February 28, 2018

Name change	MainStay High Yield Municipal Bond Fund	MainStay MacKay High Yield Municipal Bond Fund	February 28, 2018

Name change	MainStay International Equity Fund	MainStay MacKay International Equity Fund	February 28, 2018

Type of change	Fund name	New Fund name, if applicable	Date of change

Name change	MainStay International Opportunities Fund	MainStay MacKay International Opportunities Fund	February 28, 2018

Name change	MainStay New York Tax Free Opportunities Fund	MainStay MacKay New York Tax Free Opportunities Fund	February 28, 2018

Name change	MainStay S&P 500 Index Fund	MainStay MacKay S&P 500 Index Fund	February 28, 2018

Name change	MainStay Short Duration High Yield Fund	MainStay MacKay Short Duration High Yield Fund	February 28, 2018

Name change	MainStay Tax Advantaged Short Term Bond Fund	MainStay MacKay Tax Advantaged Short Term Bond Fund	February 28, 2018

Name change	MainStay Tax Free Bond Fund	MainStay MacKay Tax Free Bond Fund	February 28, 2018

Name change	MainStay Total Return Bond Fund	MainStay MacKay Total Return Bond Fund	February 28, 2018

Name change	MainStay Unconstrained Bond Fund	MainStay MacKay Unconstrained Bond Fund	February 28, 2018

Name change	MainStay U.S. Equity Opportunities Fund	MainStay MacKay U.S. Equity Opportunities Fund	February 28, 2018

Name change	MainStay VP Common Stock Portfolio	MainStay VP MacKay Common Stock Portfolio	May 1, 2018

Name change	MainStay VP Convertible Portfolio	MainStay VP MacKay Convertible Portfolio	May 1, 2018

Name change	MainStay VP Cornerstone Growth Portfolio	MainStay VP MacKay Growth Portfolio	May 1, 2018

Name change	MainStay VP Government Portfolio	MainStay VP MacKay Government Portfolio	May 1, 2018

Name change	MainStay VP High Yield Corporate Bond Portfolio	MainStay VP MacKay High Yield Corporate Bond Portfolio	May 1, 2018

Name change	MainStay VP International Equity Portfolio	MainStay VP MacKay International Equity Portfolio	May 1, 2018

Name change	MainStay VP Mid Cap Core Portfolio	MainStay VP MacKay Mid Cap Core Portfolio	May 1, 2018

Name change	MainStay VP S&P 500 Index Portfolio	MainStay VP MacKay S&P 500 Index Portfolio	May 1, 2018

Name change	MainStay VP Small Cap Core Portfolio	MainStay VP MacKay Small Cap Core Portfolio	May 1, 2018

Type of change	Fund name	New Fund name, if applicable	Date of change

Name change	MainStay VP Unconstrained Bond Portfolio	MainStay VP MacKay Unconstrained Bond Portfolio	May 1, 2018

Liquidation	MainStay Epoch International Small Cap Fund		February 28, 2018

Please indicate your acceptance of the foregoing by executing two copies of this letter agreement, returning one to the Fund and retaining one for your records.

Sincerely,

THE MAINSTAY FUNDS
MAINSTAY FUNDS TRUST
MAINSTAY VP FUNDS TRUST
MAINSTAY DEFINEDTERM MUNICIPAL
OPPORTUNITIES FUND

By:	/s/ Kirk C. Lehneis
Name:	Kirk C. Lehneis
Title:	President, Duly Authorized

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Andrew Erickson
Name:	Andrew Erickson
Title:	Executive Vice President, Duly Authorized

Effective Date: February 28, 2018

Appendix A

to the

Amended and Restated Master Custodian Agreement

(as of February 28, 2018, unless otherwise noted)

Fund / Portfolio

MainStay MacKay DefinedTerm Municipal Opportunities Fund

The MainStay Funds

MainStay Income Builder Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Convertible Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay International Equity Fund

MainStay MacKay Tax Free Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay MAP Equity Fund

MainStay Money Market Fund

MainStay VP Funds Trust[1]

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Balanced Portfolio

MainStay VP Bond Portfolio

MainStay VP Conservative Allocation Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Convertible Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

1 Name changes effective May 1, 2018.

Fund / Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP U.S. Government Money Market Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

MainStay Funds Trust

MainStay Absolute Return Multi-Strategy Fund

MainStay Balanced Fund

MainStay Candriam Emerging Markets Equity Fund

MainStay Conservative Allocation Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Floating Rate Fund

MainStay Growth Allocation Fund

MainStay Indexed Bond Fund

MainStay MacKay California Tax Free Opportunities Fund

MainStay MacKay Emerging Markets Equity Fund

MainStay MacKay Growth Fund

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay International Opportunities Fund

MainStay MacKay New York Tax Free Opportunities Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Tax Advantaged Short Term Bond Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

Fund / Portfolio

MainStay Retirement 2020 Fund MainStay Retirement 2030 Fund MainStay Retirement 2040 Fund MainStay Retirement 2050 Fund MainStay Retirement 2060 Fund

MAINSTAY FUNDS TRUST

May 22, 2018

State Street Bank and Trust Company

1 Iron Street

Boston, MA 02210

Attention: MainStay Group of Funds Client Manager

Re: Amended and Restated Master Delegation Agreement (the “Agreement”)

Ladies and Gentlemen:

Please be advised of the following changes to the MainStay Group of Funds. These changes are reflected in the attached revised Appendix A to the Agreement.

Type of change	Fund name	New Fund name, if applicable	Date of change
Name Change	MainStay MacKay Tax Advantaged Short Term Bond Fund	MainStay MacKay Short Term Municipal Fund	May 22, 2018

Please indicate your acceptance of the foregoing by executing two copies of this letter agreement, returning one to the MainStay Funds and retaining one for your records.

Sincerely,

MainStay Funds Trust

By:	/s/ Kirk C. Lehneis
Name:	Kirk C. Lehneis
Title:	President, Duly Authorized

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Andrew Erickson
Name:	Andrew Erickson
Title:	Executive Vice President, Duly Authorized

Effective Date: May 22, 2018

Appendix A

to the

Amended and Restated Master Delegation Agreement

(as of May 22, 2018, unless otherwise noted)

Fund / Portfolio

MainStay MacKay DefinedTerm Municipal Opportunities Fund

The MainStay Funds

MainStay Income Builder Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Convertible Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay International Equity Fund

MainStay MacKay Tax Free Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay MAP Equity Fund

MainStay Money Market Fund

MainStay VP Funds Trust

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Balanced Portfolio

MainStay VP Bond Portfolio

MainStay VP Conservative Allocation Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Convertible Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

Fund / Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP U.S. Government Money Market Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

MainStay Funds Trust

MainStay Absolute Return Multi-Strategy Fund

MainStay Balanced Fund

MainStay Candriam Emerging Markets Equity Fund

MainStay Conservative Allocation Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Floating Rate Fund

MainStay Growth Allocation Fund

MainStay Indexed Bond Fund

MainStay MacKay California Tax Free Opportunities Fund

MainStay MacKay Emerging Markets Equity Fund

MainStay MacKay Growth Fund

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay International Opportunities Fund

MainStay MacKay New York Tax Free Opportunities Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

Fund / Portfolio

MainStay Retirement 2040 Fund MainStay Retirement 2050 Fund MainStay Retirement 2060 Fund

MainStay Funds Trust

July 2, 2018

State Street Bank and Trust Company

1 Iron Street

Boston, MA 02210

Attention: MainStay Group of Funds Client Manager

Re: MainStay Funds Trust (the “Fund”)

Ladies and Gentlemen:

Please be advised that the undersigned Fund has established a new series of shares to be known as the MainStay U.S. Government Liquidity Fund effective July 2, 2018.

In accordance with Section 2, the Delegation of Authority to Act as Foreign Custody Manager provision, of the Amended and Restated Master Delegation Agreement dated as of January 1, 2011, as amended, modified, or supplemented from time to time (the “Agreement”), by and among each registered investment company party thereto, and State Street Bank and Trust Company (“State Street”), the undersigned Fund hereby requests that State Street act as Custodian for the new Fund under the terms of the Agreement. In connection with such request, the undersigned Fund hereby confirms, as of the date hereof, its representations and warranties set forth in Section 3 of the Agreement.

Please indicate your acceptance of the foregoing by executing two copies of this letter agreement, returning one to the MainStay Funds and retaining one for your records.

Sincerely,

MAINSTAY FUNDS TRUST

By:	/s/ Kirk C. Lehneis
Name:	Kirk C. Lehneis
Title:	President, Duly Authorized

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Andrew Erickson
Name:	Andrew Erickson
Title:	Executive Vice President, Duly Authorized

Effective Date: July 2, 2018

MAINSTAY VP FUNDS TRUST

August 17, 2018

State Street Bank and Trust Company

1 Iron Street

Boston, MA 02210

Attention: MainStay Group of Funds Client Manager

Re: MainStay VP Funds Trust (the “Fund”)

Ladies and Gentlemen:

Please be advised that the undersigned Fund has established a new series of shares to be known as the MainStay VP IQ Hedge Multi-Strategy Portfolio effective September 10, 2018.

In accordance with Section 2, the Delegation of Authority to Act as Foreign Custody Manager provision, of the Amended and Restated Master Delegation Agreement dated as of January 1, 2011, as amended, modified, or supplemented from time to time (the “Agreement”), by and among each registered investment company party thereto, and State Street Bank and Trust Company (“State Street”), the undersigned Fund hereby requests that State Street act as Custodian for the new Fund under the terms of the Agreement. In connection with such request, the undersigned Fund hereby confirms, as of the date hereof, its representations and warranties set forth in Section 3 of the Agreement.

Please indicate your acceptance of the foregoing by executing two copies of this letter agreement, returning one to the MainStay Funds and retaining one for your records.

Sincerely,

MAINSTAY VP FUNDS TRUST

By:	/s/ Kirk C. Lehneis
Name:	Kirk C. Lehneis
Title:	President, Duly Authorized

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Andrew Erickson
Name:	Andrew Erickson
Title:	Executive Vice President, Duly Authorized

Effective Date: September 10, 2018

MAINSTAY GROUP OF FUNDS

November 1, 2018

State Street Bank and Trust Company

1 Iron Street

Boston, MA 02210

Attention: MainStay Group of Funds Client Manager

Re: Amended and Restated Master Delegation Agreement (the “Agreement”)

Ladies and Gentlemen:

Please be advised of the following changes to the MainStay Group of Funds. These changes are reflected in the attached revised Appendix A to the Agreement.

Type of change	Fund name	New Fund name, if applicable	Date of change
Name Change	MainStay VP MFS® Utilities Portfolio	MainStay VP Fidelity Institutional AMSM Utilities Portfolio	November 30, 2018

Name Change	MainStay VP VanEck Global Hard Assets Portfolio	MainStay VP Mellon Natural Resources Portfolio	November 30, 2018

Fund Liquidated	MainStay Absolute Return Multi-Strategy Fund	—	November 30, 2018

Fund Merged	MainStay VP Absolute Return Multi-Strategy Fund	—	November 30, 2018

Please indicate your acceptance of the foregoing by executing two copies of this letter agreement, returning one to the MainStay Funds and retaining one for your records.

Sincerely,

MainStay VP Funds Trust
MAINstay funds trust

By:	/s/ Kirk C. Lehneis
Name:	Kirk C. Lehneis
Title:	President, Duly Authorized

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Andrew Erickson
Name:	Andrew Erickson
Title:	Executive Vice President, Duly Authorized

Effective Date: November 30, 2018

Appendix A

to the

Amended and Restated Master Delegation Agreement

(as of November 30, 2018, unless otherwise noted)

Fund / Portfolio

MainStay MacKay DefinedTerm Municipal Opportunities Fund

The MainStay Funds

MainStay Income Builder Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Convertible Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay International Equity Fund

MainStay MacKay Tax Free Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay MAP Equity Fund

MainStay Money Market Fund

MainStay VP Funds Trust

MainStay VP Balanced Portfolio

MainStay VP Bond Portfolio

MainStay VP Conservative Allocation Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Fidelity Institutional AMSM Utilities Portfolio

f/k/a MainStay VP MFS® Utilities Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Convertible Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

Fund / Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP Mellon Natural Resources Portfolio

f/k/a MainStay VP VanEck Global Hard Assets Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP U.S. Government Money Market Portfolio

MainStay Funds Trust

MainStay Balanced Fund

MainStay Candriam Emerging Markets Equity Fund

MainStay Conservative Allocation Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Floating Rate Fund

MainStay Growth Allocation Fund

MainStay Indexed Bond Fund

MainStay MacKay California Tax Free Opportunities Fund

MainStay MacKay Emerging Markets Equity Fund

MainStay MacKay Growth Fund

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay International Opportunities Fund

MainStay MacKay New York Tax Free Opportunities Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund